Booz Allen Hamilton Second Quarter Fiscal 2013 October 31, 2012 Exhibit 99.2

Curt Riggle
Director, Investor Relations
Introduction
Today’s Agenda
Ralph Shrader
Chairman, Chief Executive Officer and President
Management
Overview
Sam Strickland
Executive Vice President and Chief Financial Officer
Financial
Overview
Questions and
Answers

Disclaimers

Forward Looking Safe Harbor Statement
Note Regarding Non-GAAP Financial Data Information
Booz Allen discloses in the following information Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income,  Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of Operating and Net
Income to Adjusted Operating Income, Adjusted EBITDA and Adjusted Net Income, and cash flow to free cash flow, and the explanatory footnotes regarding those adjustments, and (ii) use
Adjusted EBITDA, Adjusted Net Income, Adjusted Operating Income, and Adjusted Diluted EPS in addition to, and not as an alternative to operating income, net income or Diluted EPS as a measure of operating results with cash flow in addition to and not as an alternative to net cash generated from operating activities as a measure of liquidity, each as defined under GAAP.  The
Financial Appendix includes a reconciliation of Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP.  Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry.
The following information includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including projected Revenue, Diluted EPS, and Adjusted Diluted EPS, as well as any other statement that does not directly relate to any historical or current fact.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,”
“forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These risks and other factors include: cost cutting and efficiency initiatives and other efforts to reduce U.S. government spending, including automatic sequestration required by the Budget Control Act of 2011, which could reduce or delay funding for orders for services especially in the current political environment; delayed funding of our contracts due to delays in the completion of the U.S. government’s budgeting process and the use of continuing resolutions by the U.S. government to fund its operations or related changes in the pattern or timing of government funding and spending; any issue that compromises our relationships with the U.S. government or damages our professional reputation; changes in U.S. government spending and mission priorities that shift expenditures away from agencies or programs that we support; the size of our addressable markets and the amount of U.S. government spending on private contractors; failure to comply with numerous laws and regulations; our ability to compete effectively in the competitive bidding process and delays caused by competitors’ protests of major contract awards received by us; the loss of General Services Administration Multiple Award Schedule Contracts, or GSA schedules, or our position as prime contractor on Government-wide acquisition contract vehicles; changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time and resources for our contracts; our ability to generate revenue under certain of our contracts; our ability to realize the full value of our backlog and the timing of our receipt of revenue under contracts included in backlog; changes in estimates used in recognizing revenue; any inability to attract, train or retain employees with the requisite skills, experience and security clearances; an inability to hire, assimilate and deploy enough employees to serve our clients under existing contracts; an inability to timely and effectively utilize our employees; failure by us or our employees to obtain and maintain necessary security clearances; the loss of members of senior management or failure to develop new leaders; misconduct or other improper activities from our employees or subcontractors; increased competition from other companies in our industry; failure to maintain strong relationships with other contractors; inherent uncertainties and potential adverse developments in legal or regulatory proceedings, including litigation, audits, reviews and investigations, which may result in materially adverse judgments, settlements, withheld payments, penalties or other unfavorable outcomes including debarment, as well as disputes over the availability of insurance or indemnification; internal system or service failures and security breaches, including, but not limited to, those resulting from external cyber attacks on our network and internal systems; risks related to changes to our operating structure, capabilities, or strategy intended to address client needs, grow our business or respond to market developments; risks associated with new relationships, clients, capabilities, and service offerings in our U.S. and international businesses; failure to comply with special U.S. government laws and regulations relating to our international operations; risks related to our indebtedness and credit facilities which contain financial and operating covenants; the adoption by the U.S. government of new laws, rules and regulations, such as those relating to organizational conflicts of interest issues; our ability to realize the expected benefits from our acquisition of the DSES division of ARINC Incorporated; risks related to future acquisitions; an inability to utilize existing or future tax benefits, including those related to stock-based compensation expense, for any reason, including a change in law; and variable purchasing patterns under U.S. government GSA schedules, blanket purchase agreements and Indefinite Delivery/Indefinite Quantity contracts.  Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K, filed with the SEC on May 30, 2012. All forward-looking statements attributable to Booz Allen or persons acting on Booz Allen’s behalf are expressly qualified in their entirety by the foregoing cautionary statements.  All such statements speak only as of the date made and, except as required by law, Booz Allen undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Fiscal Year-to-Date 2013
Business Highlights
Continued adjusted earnings growth, margin expansion, and cash generation
Total Shareholder Returns of 68% for LTM ended September 30, 2012
– Recurring $0.09 quarterly dividend
– Payment of $8.00 in special dividends Fiscal Year to Date
Book-to-bill ratio of 2.6 at the end of Fiscal Q2 (end of Government FY)
Signed definitive agreement to purchase Defense Systems Engineering and
Support (DSES) division of ARINC using available cash on hand
Committed to impress clients, win work over competitors, and ensure Booz
Allen is the best firm to work for

Key Financial Highlights
Comparisons are to prior fiscal year period

Revenue $1.39 billion Down 2.9%
Net Income $46.1 million Down 38.8%
Adjusted Net Income $55.7 million Up 10.0%
Adjusted EBITDA $123.8 million Up 8.2%
Diluted EPS $0.27/share Down from $0.53/share
Adjusted Diluted EPS $0.39/share Up from $0.36/share
Total Backlog $12.4 billion Down 3.2%
Preliminary Second Quarter Fiscal 2013 Results

Key Financial Highlights
Comparisons are to prior fiscal year period

Revenue $2.82 billion Down 1.9%
Net Income $108.1 million Down 14.6%
Adjusted Net Income $121.7 million Up 12.0%
Adjusted EBITDA $259.5 million Up 9.3%
Diluted EPS $0.69/share Down from $0.90/share
Adjusted Diluted EPS $0.85/share Up from $0.77/share
Preliminary First Half 2013 Results

Value Drivers
Managing our business with agility and precision
Enhancing margins and a focus on long-term performance
Investing in growth markets and capabilities
Deploying capital to deliver value to stockholders
Balancing our historic focus on organic growth with strategically-aligned inorganic growth
Establishing a strategic vision that positions Booz Allen well for the future
Helping clients with their most important missions with a passion for their success

Outlook
Revenue growth forecast: Flat for the 2
nd
Half of Fiscal 2013
Diluted EPS forecast:
$1.40 - $1.50
Adjusted Diluted EPS
forecast:
$1.60 - $1.70

Full Fiscal Year 2013 Estimated Weighted Average Diluted Share Count:  144.5 million
Fiscal 2013 Outlook

Financial Appendix 8

Booz Allen Hamilton Holding Corporation
Non-GAAP Financial Information
“Adjusted Operating Income” represents Operating Income before (i) certain stock option-based and other equity-
based compensation expenses, (ii) adjustments related to the amortization of intangible assets, and (iii) any extraordinary, unusual, or non-recurring items.  Booz Allen prepares Adjusted Operating Income to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.
“Adjusted EBITDA” represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including: (i) certain stock option-based and other equity-based compensation expenses, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, and (iii) any extraordinary, unusual or non-recurring items. Booz Allen prepares Adjusted EBITDA to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.
“Adjusted Net Income” represents net income before: (i) certain stock option-based and other equity-based compensation expenses, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (iii) adjustments related to the amortization of intangible assets, (iv) amortization or write-off of debt issuance costs and write-off of original issue discount and (v) any extraordinary, unusual or non-recurring items, in each case net of the tax effect calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net
Income to eliminate the impact of items, net of taxes, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.
“Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income.
Additionally, Adjusted Diluted EPS does not contemplate any adjustments to Net Income as required under the two-class method of calculating EPS as required in accordance with GAAP.
“Free Cash Flow” represents the net cash generated from operating activities less the impact of purchases of property and equipment.

Booz Allen Hamilton Holding Corporation
Non-GAAP Financial Information

(Unaudited and in thousands, except share and per share data)
Three Months Ended
September 30,
Six Months Ended
September 30,
2012 2011 2012 2011
Adjusted Operating Income
Operating Income $102,029 $93,665 $216,765 $191,787
Certain stock-based compensation expense (a) 1,465 2,274 3,858 9,171
Amortization of intangible assets (b) 3,126 4,091 6,259 8,182
Transaction expenses (c) 2,725 - 2,725  -
Adjusted Operating Income $109,345 $100,030 $229,607 $209,140
EBITDA & Adjusted EBITDA
Net income $46,116 $75,332 $108,061 $126,468
Income tax expense 30,759 10,190 71,821 44,440
Interest and other, net 25,154 8,143 36,883 20,879
Depreciation and amortization 17,613  18,536 36,116 36,394
EBITDA 119,642 112,201 252,881 228,181
Certain stock-based compensation expense (a) 1,465 2,274 3,858 9,171
Transaction expenses (c) 2,725 - 2,725 -
Adjusted EBITDA $123,832 $114,475 $259,464 $237,352
Adjusted Net Income
Net income $46,116 $75,332 $108,061 $126,468
Certain stock-based compensation expense (a) 1,465 2,274 3,858 9,171
Transaction expenses (c) 2,725 - 2,725 -
Amortization of intangible assets (b) 3,126 4,091 6,259 8,182
Amortization or write-off of debt issuance
costs and write-off of original issue discount
8,628 1,206 9,826 2,400
Net gain on sale of state and local transportation business (d) - (5,681) - (5,681)
Release of income tax reserves (e) - (23,584) - (24,048)
Adjustments for tax effect (f) (6,378) (3,028)   (9,068) (7,901)
Adjusted Net Income $55,682 $50,610 $121,661 $108,591
Adjusted Diluted Earnings Per Share
Weighted-average number of diluted shares outstanding 144,249,162 141,259,964 143,648,477 140,600,986
Adjusted Net Income per diluted share (g) $0.39 $0.36 $0.85 $0.77
Free Cash Flow
Net cash provided by operating activities $315,705 $123,273 $389,748 $177,117
Less: Purchases of property and equipment (10,406) (26,039) (14,375) (43,640)
Free Cash Flow $305,299 $97,234 $375,373 $133,477
(a) Reflects stock-based compensation
expense for options for Class A Common
Stock and restricted shares, in each case,
issued in connection with the Acquisition of
our Company by The Carlyle Group (the
Acquisition) under the Officers' Rollover
Stock Plan.  Also reflects stock-based
compensation expense for Equity Incentive
Plan Class A Common Stock options
issued in connection with the Acquisition
under the Equity Incentive Plan.
(b) Reflects amortization of intangible
assets resulting from the Acquisition.
(c) Reflects debt refinancing costs incurred
in connection with the Recapitalization
Transaction consummated on July 31,
2012.
(d) Three and six months ended September
30, 2011 reflects the gain on sale of our
state and local transportation business, net
of the associated tax benefit of $1.6 million.
(e) Reflects the release of income tax
reserves.
(f) Reflects tax effect of adjustments at an
assumed marginal tax rate of 40%.
(g) Excludes an adjustment of
approximately $7.6 million and $8.9 million
of net earnings for the three and six months
ended September 30, 2012, respectively,
associated with the application of the two-
class method for computing diluted
earnings per share.